EXHIBIT 99.7

                         IMPORTANT TAX INFORMATION

         This tax information is provided in connection with the Rare
Medium Group, Inc. ("Rare Medium") prospectus dated         , 2002 (the
"Prospectus").

         Under the United States federal income tax laws, dividend payments that may be made by Rare Medium on shares of its Common Stock, par value $0.01 (the "Common Stock"), issued upon the exercise of non-transferable subscription Rights (the "Rights") may be subject to backup withholding. Generally such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (TIN) and certifies that the number provided is correct and further certifies that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each Rights holder that exercises Rights and wants to avoid backup withholding should provide the Subscription Agent, as Rare Medium's agent in respect of exercised Rights (the "requester"), with such holder's correct taxpayer identification number (or with a certification that such holder is awaiting a taxpayer identification number) and with a certification that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

         Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Subscription Agent. Exempt holders, while not required to file Substitute Form W-9, should file Substitute Form W-9 to avoid possible erroneous backup withholding. See the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional instructions.

         If backup withholding applies, Rare Medium or the Subscription Agent, as the case may be, will be required to withhold up to 31% of any such dividend payments made to a Rights holder that exercises Rights. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of the person's tax liability, and the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

         To prevent backup withholding on dividend payments, a Rights holder that exercises Rights is required to notify the Subscription Agent of such holder's correct taxpayer identification number by completing Substitute Form W-9 below and certifying on Substitute Form W-9 that the taxpayer identification number provided is correct (or that such Rights holder is awaiting a taxpayer identification number). In addition, the holder is required to certify on Substitute Form W-9 that it is (i) exempt from backup withholding, or (ii) not subject to backup withholding due to prior under reporting of interest or dividend income, or (iii) the Internal Revenue Service (the "IRS") has notified it that it is no longer subject to backup withholding.

What Number to Give the Subscription Agent

         The Rights holder that exercises Rights is required to give the Subscription Agent the taxpayer identification number of the record owner of the shares of Common Stock issued upon the exercise of the Rights. If such record owner is an individual, the taxpayer identification number is the taxpayer's social security number. For most other entities, the taxpayer identification number is the employer identification number. If the shares of Common Stock issued upon the exercise of the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional guidelines on what number to report. If the Subscription Agent is not provided with the correct taxpayer identification number in connection with such payments, the holder may be subject to a penalty imposed by the IRS.


|--------------------------------------------------------------------------------------------------------------------
|                                               REQUESTER'S NAME:                                                    |
|                                Give Form to the Requester. Do NOT send to the IRS.                                 |
|--------------------------------------------------------------------------------------------------------------------
|                                                                                                                    |
|Name                                                                                                                |
|--------------------------------------------------------------------------------------------------------------------|
|                                                                                                                    |
|Business name, if different from above.                                                                             |
|--------------------------------------------------------------------------------------------------------------------|
|                                                                                                                    |
|Check appropriate box:  |_| Individual/Sole Proprietor  |_| Corporation   |_| Partnership   |_| Other ______        |
|--------------------------------------------------------------------------------------------------------------------|
|                                                                                                                    |
|Address (number, street, and apt. or suite no.)                                                                     |
|--------------------------------------------------------------------------------------------------------------------|
|                                                                                                                    |
|City, State, and ZIP code                                                                                           |
|--------------------------------------------------------------------------------------------------------------------
|                           |  Part I-- TAXPAYER IDENTIFICATION NUMBER  |             Social Security Number         |
|                           |  (TIN).                                   |                                            |
|                           |  Enter your TIN in the appropriate box.   |  ___________________________________       |
|                           |  For most individuals, this is your       |         Employer identification number     |
|                           |  social security number (SSN). For most   |                                            |
|SUBSTITUTE                 |  other entities, it is your employer      |  __________________________________        |
|                           |  identification number (EIN).             |  Note: If the account is in more than one  |
|Form W-9                   |                                           |  name, see the chart in the enclosed       |
|Department of the          |                                           |  Guidelines to determine what number to    |
|Treasury                   |                                           |  give.                                     |
|Internal Revenue Service   |                                           |                                            |
|                           |                                           |                                            |
|                           |-----------------------------------------------------------------------------------------
|                           |  Part II -- If you do not have a TIN check the                                         |
|                           |  "TIN Applied for" box below. See "How to Get a                                        |
|                           |  TIN" in the enclosed guidelines. If you are                                           |
|                           |  exempt from backup withholding, check the                                             |
|                           |  "Exempt" box below. See "Exemption from Backup                                        |
|                           |  Withholding" in the enclosed guidelines.                                              |
|                           |                                                                                        |
|                           |  TIN Applied for  |_|                          Exempt  |_|                             |
|                           |----------------------------------------------------------------------------------------|
|                           |  Part III - Certification                                                              |
|                           |                                                                                        |
|                           |  Under penalties of perjury, I certify that:                                           |
|                           |                                                                                        |
|                           |  (1)     The number shown on this form is my correct taxpayer identification number    |
|                           |  (or I am waiting for a number to be issued to me), and                                |
|                           |                                                                                        |
|                           |  (2)     I am not subject to backup withholding because: (a) I am exempt from backup   |
|                           |  withholding; or (b) I have not been notified by the Internal Revenue Service          |
|                           |  (IRS) that I am subject to backup withholding as a result of a failure to report      |
|                           |  all interest or dividends; or (c) the IRS has notified me that I am no longer         |
|                           |  subject to backup withholding.                                                        |
|                           |                                                                                        |
|                           |  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been      |
|                           |  notified by the IRS that you are subject to backup withholding because you have       |
|                           |  failed to report all interest and dividends on your tax return. However, if after     |
|                           |  being notified by the IRS that you were subject to backup withholding you             |
|                           |  received another notification from the IRS that you are no longer subject to          |
|                           |  backup withholding, do not cross out item (2).                                        |
|                           |                                                                                        |
|                           |  The Internal Revenue Service does not require your consent to any provision of        |
|                           |  this document other than the certifications required to avoid backup withholding.     |
|                           |----------------------------------------------------------------------------------------|
|                           |  SIGNATURE_________________________________DATE___________________                     |
|                           |                                                                                        |
|---------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 31% ON ANY
      PAYMENTS MADE TO YOU. PLEASE REVIEW ENCLOSED GUIDELINES FOR REQUEST FOR TAXPAYER
      IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.





|--------------------------------------------------------------------------------------------------------------|
|                                                                                                              |
| CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER                                                       |
|                                                                                                              |
| I certify under penalties of perjury that a taxpayer identification number has not been issued to            |
| me, and either (a) I have mailed or delivered an application to receive a taxpayer identification            |
| number to the appropriate Internal Revenue Service Center or Social Security Administration Office           |
| or (b) I intend to mail or deliver an application in the near future. I understand that if I do not          |
| provide a taxpayer identification number to the requester a portion (not to exceed 31%) of all               |
| reportable payments made to me will be retained and may be remitted to the Internal Revenue Service          |
| as backup withholding until I provide a taxpayer identification number to the requester.                     |
|                                                                                                              |
|                                                                                                              |
| Signature                                                                       Date                         |
|                                                                                                              |
|---------------------------------------------------------                                                     |
|                    Name (Please Print)                                                                       |
|                                                                                                              |
---------------------------------------------------------------------------------------------------------------



             GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
              NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester
         Name
         If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

         Sole Proprietor--You must enter your individual name as shown on your Social Security card. You may enter your business, trade or "doing business as" name on the business name line.

         Other Entities--Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

         Taxpayer Identification Number (TIN)

         You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester.

         Social Security numbers (SSN's) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN's) have nine digits separated by only one hyphen: i.e. 00-0000000.





         The table below will help determine the number to give the requester.

---------------------------------------------------------   --------------------------------------------------------
For this type of account:       Give Name and SSN of:       For this type of account:        Give Name and SSN of:
---------------------------------------------------------   --------------------------------------------------------

1.  Individual                  The individual              6.  A valid trust, estate or      The legal entity(4)
                                                                pension trust

2.  Two or more individuals     The actual owner of the     7.  Corporation                   The corporation
     (joint account)            account or, if combined
                                funds, the first            8.  Association, club,            The organization
                                individual on the               religious,
                                account(1)                      charitable, educational
                                                                or other tax-exempt
                                                                organization

3.  Custodian account of a      The minor(2)                9.  Partnership                   The partnership
     minor (Uniform Gift to
     Minors Act)

4.  a.   The usual revocable    The grantor-trustee(1)      10. A broker or registered        The broker or nominee
         savings trust                                          nominee
         (grantor is also
         trustee)
    b.   The so-called trust    The actual owner(1)         11. Account with the              The public entity
         account that is not a                                  Department of Agriculture
         legal or valid trust                                   in the name of a public
         under state law                                        entity (such as a state
                                The owner(3)                    or local government,
5.  Sole proprietorship                                         school district, or
                                                                prison) that receives
                                                                agricultural
                                                                program payments


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

         Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

         How to Get a TIN

         If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

         If you do not have a taxpayer identification number, check the "TIN Applied For" box in part II of the form and sign the Certificate of Awaiting Taxpayer Identification Number, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester. Other payments are subject to backup withholding.

         Note: Checking the "TIN Applied For" box means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.


Exemption From Backup Withholding

         Payees Exempt From Backup Withholding

         Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

         For interest and dividends, the following payees are exempt from backup withholding:

o     A corporation.

o     A financial institution.

o An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

o     The United States or any of its agencies or instrumentalities.

o A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

o A foreign government or any of its political subdivisions, agencies or instrumentalities.

o An international organization or any of its agencies or instrumentalities.

o A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

o     A real estate investment trust.

o A common trust fund operated by a bank under section 584(a) of the Code.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o      A foreign central bank of issue.

o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

o A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.


      Payments Exempt From Backup Withholding

          Dividends and patronage dividends that generally are exempt from backup withholding include:

o Payments to nonresident aliens subject to withholding under section 1441 of the Code.

o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

o      Payments of patronage dividends not paid in money.

o      Payments made by certain foreign organizations.

o      Payments made by an ESOP pursuant to section 404(k) of the Code.

o Interest payments that are generally exempt from backup withholding include:

o Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

o Payments described in section 6049(b)(5) of the Code to nonresident aliens.

o      Payments on tax-free covenant bonds under section 1451 of the Code.

o      Payments made by certain foreign organizations.

         Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and their regulations.

         If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part I, check the "Exempt" box in Part II, and sign and date the form and return it to the requester.

         If you are a nonresident alien or a foreign entity not subject to backup withholding, you must give the requester a properly completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding or W-8ECI, Certificate of Foreign Person's Claim of Exemption from Withholding on Income Effectively Connected with Conduct of a Trade or Business in the United States. A Form W-8BEN or W-8ECI can be obtained from the requester.

Privacy Act Notice

         Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold up to 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

          FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT
                      OR THE INTERNAL REVENUE SERVICE